STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Expenses
General and administrative	$ 3,486	$ 6,574	$ 7,908
Professional fees	10,386	16,263	16,493
Net loss	$ 13,872	$ 22,837	$ 24,401
Basic and diluted loss per share	$ (0.00)	$ (0.00)	$ (0.00)
Weighted average number of common shares outstanding - basic and diluted	34,548,368	34,548,368	34,548,368